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                       SECURITIES AND EXCHANGE COMMISSION
                                  UNITED STATES
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported)  July 29, 2005
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                           REGENCY CENTERS CORPORATION
                           ---------------------------
             (Exact name of registrant as specified in its charter)

           Florida                       001-12298              59-3191743
           -------                       ---------              ----------
(State or other jurisdiction            (Commission            (IRS Employer
      of incorporation)                File Number)         Identification No.)

    121 West Forsyth Street, Suite 200                             32202
        Jacksonville, Florida                                      -----
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(Address of principal executive offices)                        (Zip Code)

        Registrant's telephone number including area code:  (904)-598-7000
                                                            --------------

                                 Not Applicable
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01         Entry into a Material Definitive Agreement

On July 29, 2005, Regency Centers Corporation ("Regency") entered into an Amendment to Confirmation (the "Amendment") with Citibank, N.A. ("Citibank") amending a forward stock purchase agreement dated March 30, 2005 (the "Original Forward Purchase Contract") that Regency previously reported on a Form 8-K dated March 30, 2005. Regency entered into the Original Forward Purchase Contract in connection with the sale by Citibank's affiliate, Citigroup Global Markets, Inc., in an underwritten public offering of 4,312,500 borrowed shares of Regency's common stock. The Original Forward Purchase Contract provided for Regency to issue and sell to Citibank 4,412,500 shares no later than August 1, 2005.

The Amendment extends the final settlement date for 530,000 shares covered by the Original Forward Purchase Contract to October 31, 2005, and provides for the settlement of the remaining 3,782,500 shares on August 1, 2005.

As reported on a Form 8-K dated July 13, 2005, Regency's operating partnership, Regency Centers, L.P., has issued $350 million of 5.25% notes and used part of the net proceeds to reduce outstanding indebtedness under a bridge loan obtained on June 1, 2005 to fund a portion of its investment in its new joint venture with Macquarie CountryWide Trust. The new joint venture acquired a 100-property portfolio on that date from the California Public Employees Retirement System and an affiliate of First Washington Realty, Inc. As a result of this pay down, which Regency had anticipated making out of the proceeds from the settlement of the Original Forward Purchase Contract, Regency will defer the settlement of 530,000 shares and use the proceeds from the deferred settlement to pay the redemption price of $24 million of 8.75% Series F preferred units of its operating partnership that first become redeemable on September 8, 2005.

Regency will use a portion of the net proceeds from the August 1 settlement under the Amendment to pay the redemption price of $30 million of 8.75% Series E preferred units of its operating partnership that the partnership has called for redemption on August 1, 2005.

Regency will apply the remaining net proceeds from all settlements under the Amendment to reduce outstanding indebtedness under its line of credit.


Item 9.01         Financial Statements and Exhibits

C. Exhibits:

   10.1 Amendment to Confirmation dated as of July 29, 2005 between Citibank N.A. and Regency Centers Corporation.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        REGENCY CENTERS CORPORATION
                                        (registrant)


August 1, 2005                          By:   /s/ J. Christian Leavitt
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                                             J. Christian Leavitt, Senior Vice
                                             President and Chief Accounting
                                             Officer









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